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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated September 22, 1999, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-90317) and related Prospectus of Net2Phone, Inc. for the registration of 7,245,000 shares of its common stock.


                                              /s/ Ernst & Young LLP

New York, New York
November 19, 1999